   As filed with the Securities and Exchange Commission on May 15, 2000

                                                Registration No. 333-37018
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM F-4
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                --------------
                                 OPENTV CORP.
            (Exact name of Registrant as specified in its charter)

                            British Virgin Islands
        (State or other jurisdiction of incorporation or organization)
                                --------------
                                     7372
           (Primary Standard Industrial Classification Code Number)
                                --------------
                                  98-0212376
                    (I.R.S. Employer Identification Number)
                                --------------
                                 OpenTV Corp.
                           401 East Middlefield Road
                            Mountain View, CA 94043
                                (650) 429-5500
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                --------------
                             James F. Brown, Esq.
  General Counsel, Senior Vice President, Strategic Development and Secretary
                                 OpenTV Corp.
                           401 East Middlefield Road
                            Mountain View, CA 94043
                                (650) 429-5500
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                --------------
                                  Copies to:
      Jeffrey D. Saper, Esq.                Patrick J. Rondeau, Esq.
     Steve L. Camahort, Esq.                Peter N. Handrinos, Esq.
         Lior Zorea, Esq.                       Hale and Dorr LLP
 Wilson Sonsini Goodrich & Rosati                60 State Street
     Professional Corporation              Boston, Massachusetts 02109
        650 Page Mill Road                       (617) 526-6000
       Palo Alto, CA 94304
          (650) 493-9300        --------------
   Approximate date of commencement of proposed sale to the public: Upon consummation of the merger described herein.
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
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


                             EXPLANATORY NOTE

   The purpose of the Amendment No. 1 to the Registration Statement is solely to file an exhibit to the Registration Statement, as set forth below in Item 21(a) of Part 2.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

   OpenTV's articles of association provide that, to the fullest extent permitted by the laws of the British Virgin Islands or any other applicable laws, OpenTV's directors will not be personally liable to OpenTV or its stockholders for any acts or omissions in the performance of their duties. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. These provisions will not limit the liability of directors under United States federal securities laws.

Item 21. Exhibits and Financial Statement Schedules

   (a) Exhibits

 Exhibit No.                             Description
 ----------- ------------------------------------------------------------------
  2.1*       Agreement and Plan of Merger and Reorganization by and among
             OpenTV Corp., Sonnet Acquisition Corp. and Spyglass, Inc. dated as of March 26, 2000.

  3.1*       Memorandum of Association of OpenTV.

  3.2*       Articles of Association of OpenTV.

  4.1*       Specimen Certificate for Class A Ordinary Shares of OpenTV.

  5.1* Opinion of Harney Westwood & Riegels, regarding the legality of the securities being issued.

  8.1*       Form of Opinion of Wilson Sonsini Goodrich & Rosati, Professional
             Corporation, regarding certain tax issues.

  8.2*       Form of Opinion of Hale and Dorr LLP regarding certain tax issues.

  9.1* Form of Company Stockholder Agreement, dated March 26, 2000, between OpenTV and certain stockholders of Spyglass.

  9.2*       Form of Parent Voting Agreement, dated March 26, 2000, between
             Spyglass and certain stockholders of OpenTV.

 10.1* Form of Indemnification Agreement between OpenTV and each of its directors and executive officers.

 10.2*       OpenTV's 1999 Employee Stock Purchase Plan and Related Documents.

 10.3*       OpenTV's Amended and Restated 1999 Share Option/Share Issuance
             Plan and Related Documents.

 10.4* Shareholder's Agreement among OTV Holdings Limited, OpenTV Corp., and Sun TSI Subsidiary, Inc. dated October 23, 1999.

 10.5*       Trademark License Agreement between Sun Microsystems, Inc. and
             OpenTV, Inc. dated March 20, 1998.

 10.6*       Technology License and Distribution Agreement between Sun
             Microsystems, Inc. and OpenTV, Inc., dated March 20, 1998.

 10.7* First Amendment to Technology License and Distribution Agreement, dated June 30, 1999.

 10.8* Sublease between Netscape Communications, Inc. and OpenTV, Inc., dated March 19, 1998.

 10.9*       Source Code License and Binary Distribution Agreement between Sun
             Microsystems, Inc. and OpenTV, Inc., effective April 1, 1998.

 10.10*      Source Code License and Binary Distribution Agreement between Sun
             Microsystems, Inc. and OpenTV, Inc., effective July 1, 1996.

 10.11*      Convertible Preferred Stock Purchase Agreement between OpenTV
             Corp. and Sun TSI Subsidiary, Inc., dated October 23, 1999.

 Exhibit No.                             Description
 ----------- ------------------------------------------------------------------
 10.12*      Convertible Preferred Stock and Warrant Purchase Agreement among
             OpenTV Corp., America Online, Inc., General Instrument
             Corporation, LDIG OTV, Inc., News America Incorporated and TWI-OTV
             Holdings, Inc., dated October 23, 1999.

 10.13*      Exchange Agreement between OpenTV Corp. and Sun TSI Subsidiary,
             Inc., dated October 23, 1999.

 10.14* Investors' Rights Agreement among OpenTV Corp., America Online, inc., General Instrument Corporation, LDIG OTV, Inc., News America
             Incorporated, OTV Holdings Limited, Sun TSI Subsidiary, Inc. and
             MIH (BVI) Ltd., dated October 23, 1999.

 10.15*      Amended and Restated Stockholders' Agreement among OpenTV Corp.,
             OpenTV, Inc., Sun Microsystems, Inc. and Sun TSI Subsidiary, Inc., dated October 23, 1999.

 10.16* Form of Affiliate Agreement between OpenTV Corp. and certain stockholders of Spyglass, Inc.

 10.17*      Employment Agreement between OpenTV Corp. and Nigel Bennet, dated
             March 25, 2000.

 10.18* Employment Agreement between OpenTV Corp. and Douglas Colbeth, dated March 25, 2000.

 10.19* Employment Agreement between OpenTV Corp. and Mark Huttemann, dated March 25, 2000.

 10.20* Employment Agreement between OpenTV Corp. and Michael Lambert, dated March 25, 2000.

 10.21*      Employment Agreement between OpenTV Corp. and Martin Leamy, dated
             March 25, 2000.

 10.22*      Employment Agreement between OpenTV Corp. and Randall T.
             Littleson, dated March 25, 2000.

 10.23*      Employment Agreement between OpenTV Corp. and Anup Murarka, dated
             March 25, 2000.

 10.24*      Lease Agreement between Y.A. Tittle, R.G. Handley, et al, and
             OpenTV, Inc., dated January 15, 2000.

 10.25       OpenTV Corp. 2000 Exchange Plan

 21.1*       Subsidiaries of OpenTV

 23.1*       Consent of PricewaterhouseCoopers LLP.

 23.2*       Consent of Ernst & Young LLP.

 23.3*       Consent of Wilson Sonsini Goodrich & Rosati, Professional
             Corporation (included in Exhibit 8.1).

 23.4*       Consent of Hale and Dorr LLP (included in Exhibit 8.2).

 23.5*       Consent of Harney Westwood & Riegels (included in Exhibit 5.1).

 24.1*       Power of Attorney (see page II-4).

 99.1*       Form of OpenTV Corp. proxy card.

 99.2*       Form of Spyglass, Inc. proxy card.

 99.3*       Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 99.4*       Consent of FleetBoston Robertson Stephens Inc.

--------

 * Previously filed.

   (b) Financial Statement Schedules

    (1) Schedule II--Valuation and Qualifying Accounts and Report of Independent Accountants

Item 22. Undertakings

   (1) The undersigned Registrant hereby undertakes as follows: that prior to any public offering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the undersigned Registrant undertakes that such offering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

   (2) The Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (3) Insofar as the indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (4) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

   (5) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

   (6) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act, OpenTV Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on the 15th day of May, 2000.

                                          OpenTV Corp.

                                              /s/ Randall S. Livingston
                                          By: _________________________________

                                                Randall S. Livingston,

                                              Executive Vice President, Office
                                                       of the CEO and
                                                Chief Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

       Jacobus D.T. Stofberg*          Chairman of the Board of      May 15, 2000
______________________________________  Directors
       (Jacobus D.T. Stofberg)

           Jan Steenkamp*              President, Chief Executive    May 15, 2000
______________________________________  Officer and Director
           (Jan Steenkamp)              (Principal Executive
                                        Officer)

     /s/ Randall S. Livingston         Executive Vice President,     May 15, 2000
______________________________________  Office of the CEO, Chief
       (Randall S. Livingston)          Financial Officer and
                                        Director (Principal
                                        Financial Officer)

         Jacobus P. Bekker*            Director                      May 15, 2000
______________________________________
         (Jacobus P. Bekker)

        Craig L. Enenstein*            Director                      May 15, 2000
______________________________________
         (Craig L. Enenstein)

           Paul Haggerty*              Director                      May 15, 2000
______________________________________
           (Paul Haggerty)

         William Raduchel*             Director                      May 15, 2000
______________________________________
          (William Raduchel)

        Allan M. Rosenzweig*           Director                      May 15, 2000
______________________________________
        (Allan M. Rosenzweig)

          Stephen F. Ward*             Director                      May 15, 2000
______________________________________
          (Stephen F. Ward)

   /s/ Randall S. Livingston

*By:
  ------------------------------

     Randall S. Livingston,

     Attorney-in-fact